UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2004

Southern Star Central Corp.

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(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o AIG Highstar Capital, L.P., 599 Lexington Avenue, 25th Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (646) 735-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR

 230.425)

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Soliciting Material pursuant to Rule 14a-12 under the Exchange Act                                (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.      Election of Directors

On October 29, 2004, Southern Star Central Corp. announced that Michael Miller joined the Board of Directors.  The Board of Directors increased the number of Directors from four to five and elected Mr. Miller to fill the vacancy on the Board of Directors to serve until the next annual stockholders’ meeting.  Mr. Miller has 17 years experience in direct investments, principally in the energy and utility sectors.  Michael Miller is a partner at AIG Highstar Capital II, L.P. and has been the lead in the funds’ investment initiatives in the power generation and water-to-energy sectors.  Mr. Miller received his B.S. from Rensselaer Polytechnic Institute, his M.B.A. from the University of Chicago and holds the Chartered Financial Analyst designation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004	SOUTHERN STAR CENTRAL CORP. /s/ Michael Walsh______________________ Michael Walsh Treasurer